================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 28, 2003
               (Date of Earliest Event Reported: January 14, 2003)




                               EL PASO CGP COMPANY
             (Exact name of Registrant as specified in its charter)



       Delaware                         1-7176                    74-1734212
(State or other jurisdiction     (Commission File Number)     ( I.R.S. Employer
   of incorporation)                                         Identification No.)



                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2600

================================================================================

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

         On January 14, 2003, our parent, El Paso Corporation, announced the sale of our petroleum terminals and tug and barge operations in the state of Florida to TransMontaigne, Inc. for an estimated price of $155 million (including an estimated $35 million related to the value of product inventory at closing). This sale is subject to customary regulatory approvals and is anticipated to close in the first quarter of 2003.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

b. Pro Forma Financial Information

         The accompanying pro forma financial statements have been prepared to present the impact on our historical financial statements of the sale of these petroleum assets. The historical financial statements and periods for which these pro forma financial statements have been prepared include the balance sheet as of September 30, 2002, and the income statements for the nine months ended September 30, 2002 and for the year ended December 31, 2001. These pro forma financial statements are unaudited. The pro forma balance sheet as of September 30, 2002, is derived from the balance sheet presented in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and reflects the sale as though the transaction occurred on that date. We derived the unaudited pro forma income statements for the nine months ended September 30, 2002 from our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and for the year ended December 31, 2001 from our 2001 Annual Report on Form 10-K. These income statements exclude the sale as though this transaction occurred on January 1, 2001. You should not assume that these pro forma financial statements are indicative of future results or the results we would have achieved had the transaction occurred at the dates presented. Additionally, these pro forma financial statements were prepared under rules established by the Securities and Exchange Commission in Article 11 of Regulation S-X. Accordingly, we did not reflect any estimated gain on this sale in income or assume that any cost savings occurred following this transaction.

         You should read these pro forma financial statements in conjunction with our historical financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2001, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. The pro forma adjustments we have made in this Current Report on Form 8-K require us to use estimates and assumptions based on currently available information, which include estimates of income tax and interest rates and the value of inventory at closing. We believe that our estimates and assumptions are reasonable, and that the significant effects of this asset sale have been properly reflected in our pro forma financial statements. However, actual results may differ from the estimates and assumptions used.

                               EL PASO CGP COMPANY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                 (In millions)
                                  (Unaudited)


                                                              El Paso CGP     Pro Forma        Pro Forma
                                                               Historical    Adjustments      As Adjusted
                                                              -----------    -----------      -----------

                          ASSETS
Current assets
   Cash and cash equivalents                                   $      148    $      155  (a)  $      148
                                                                                   (155) (b)
   Accounts and notes receivable, net                               2,533            --            2,533
   Other current assets                                             1,579           (35) (a)       1,544
                                                               ----------    ----------       ----------
            Total current assets                                    4,260           (35)           4,225
                                                               ----------    ----------       ----------
Property, plant and equipment, net                                 11,125           (65) (a)      11,060
                                                               ----------    ----------       ----------
Other assets
   Investments in unconsolidated affiliates                         1,758            --            1,758
   Other                                                            1,885            --            1,885
                                                               ----------    ----------       ----------
                                                                    3,643            --            3,643
                                                               ----------    ----------       ----------
            Total assets                                       $   19,028    $     (100)      $   18,928
                                                               ==========    ==========       ==========

           LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities
   Accounts payable                                            $    4,642    $     (155) (b)  $    4,487
   Short-term borrowings (including current maturities of
      long-term debt and other financing obligations)                 572            --              572
   Other                                                            1,136            33  (c)       1,169
                                                               ----------    ----------       ----------
            Total current liabilities                               6,350          (122)           6,228
                                                               ----------    ----------       ----------
Long-term debt and other financing obligations, less
   current maturities                                               5,044            --            5,044
                                                               ----------    ----------       ----------
Other liabilities
   Deferred income taxes                                            1,575           (12) (c)       1,563
   Other                                                              560            --              560
                                                               ----------    ----------       ----------
                                                                    2,135           (12)           2,123
                                                               ----------    ----------       ----------
Commitments and contingencies

Securities of subsidiaries                                            642            --              642
                                                               ----------    ----------       ----------
Stockholder's equity
   Common stock                                                        --            --               --
   Additional paid-in capital                                       1,305            --            1,305
   Retained earnings                                                3,635            55  (a)       3,669
                                                                                    (21) (c)
   Accumulated other comprehensive loss                               (83)           --              (83)
                                                               ----------    ----------       ----------
            Total stockholder's equity                              4,857            34            4,891
                                                               ----------    ----------       ----------
            Total liabilities and stockholder's equity         $   19,028    $     (100)      $   18,928
                                                               ==========    ==========       ==========

                             See accompanying notes.

                               EL PASO CGP COMPANY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                  (In millions)
                                   (Unaudited)

                                                                  El Paso CGP   Pro Forma        Pro Forma
                                                                   Historical  Adjustments      As Adjusted
                                                                  -----------  -----------      -----------
Operating revenues                                                 $   6,153    $    (412) (d)  $   5,741
                                                                   ---------    ---------       ---------

Operating expenses
   Cost of products and services                                       3,542         (373) (d)      3,169
   Operation and maintenance                                             996          (20) (d)        976
   Ceiling test charges                                                  243           --             243
   Depreciation, depletion and amortization                              514           (2) (d)        512
   Taxes, other than income taxes                                         75           --              75
                                                                   ---------    ---------       ---------
                                                                       5,370         (395)          4,975
                                                                   ---------    ---------       ---------
Operating income                                                         783          (17)            766
Other income, net                                                        125           --             125
Non-affiliated interest and debt expense                                (339)          --            (339)
Affiliated interest expense, net                                          (9)           2  (e)         (7)
Returns on preferred interests of consolidated subsidiaries              (28)          --             (28)
                                                                   ---------    ---------       ---------
Income before income taxes                                               532          (15)            517
Income taxes                                                             174           (6) (d)        168
                                                                   ---------    ---------       ---------
Income from continuing operations                                  $     358    $      (9)      $     349
                                                                   =========    =========       =========

                             See accompanying notes.

                               EL PASO CGP COMPANY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                 (In millions)
                                  (Unaudited)

                                                                   El Paso CGP      Pro Forma          Pro Forma
                                                                    Historical     Adjustments        As Adjusted
                                                                   ------------    ------------       ------------
Operating revenues                                                 $      8,784    $       (584) (d)  $      8,200
                                                                   ------------    ------------       ------------
Operating expenses
   Cost of products and services                                          5,074            (535) (d)         4,539
   Operation and maintenance                                              1,631             (28) (d)         1,603
   Merger-related costs and asset impairments                               985              --                985
   Ceiling test charges                                                     115              --                115
   Depreciation, depletion and amortization                                 698              (2) (d)           696
   Taxes, other than income taxes                                           159              --                159
                                                                   ------------    ------------       ------------
                                                                          8,662            (565)             8,097
                                                                   ------------    ------------       ------------
Operating income                                                            122             (19)               103
Other income, net                                                           331              (4) (d)           327
Non-affiliated interest and debt expense                                   (447)             --               (447)
Affiliated interest expense, net                                            (46)              3  (e)           (43)
Returns on preferred interests of consolidated subsidiaries                 (51)             --                (51)
                                                                   ------------    ------------       ------------
Loss before income taxes                                                    (91)            (20)              (111)
Income taxes                                                                 81              (7) (d)            74
                                                                   ------------    ------------       ------------
Loss from continuing operations                                    $       (172)   $        (13)      $       (185)
                                                                   ============    ============       ============

                             See accompanying notes.

                               EL PASO CGP COMPANY
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)


EL PASO CGP HISTORICAL

         The amounts in this column of the unaudited pro forma balance sheet and income statement as of and for the nine months ended September 30, 2002, represent our condensed historical consolidated balance sheet and income statement as presented in our Form 10-Q for the period ended September 30, 2002.

         The amounts in this column of the unaudited pro forma income statement for the year ended December 31, 2001, were derived from our 2001 Annual Report on Form 10-K, but include reclassifications to conform the information to the manner in which we reported it in our September 30, 2002 Form 10-Q. These reclassification adjustments consisted of the following:

    (1) In June 2002, we adopted a consensus decision reached by the Emerging Issues Task Force (EITF) in EITF Issue No. 02-3, Issues Related to Accounting for Contracts Involved in Energy Trading and Risk Management Activities. EITF Issue No. 02-3 requires that we report all physical sales of energy commodities in our energy trading operations, net of the cost of those products. Previously, these items were reported separately. We included these net sales as a component of revenues. For the twelve months ended December 31, 2001, we reclassified costs of $16.6 billion to operating revenues.

    (2) In June 2002, we announced the discontinuance of our coal mining operations and reclassified those activities in our historical financial statements as discontinued operations. During 2001, our revenues and net loss from coal mining operations were $277 million and $5 million, respectively.

PRO FORMA ADJUSTMENTS

         Amounts in this column represent the estimated historical results and balances of the petroleum assets in the state of Florida as of and for the periods presented, as well as a number of pro forma adjusting entries as follows:

    (a) To record the net proceeds we received from the sale of the petroleum assets of $155 million in cash, including product inventory with an estimated value at closing of $35 million. Based on the net book values of the assets sold, we have reflected an estimated pretax gain on the sale of these assets of $55 million.

    (b) To record the use of cash proceeds of $155 million from the petroleum asset sale to repay advances from our parent under our cash management program.

    (c) To record the income tax impact of the gain on the sale of the petroleum assets using a statutory income tax rate of 39 percent.

    (d) To exclude the historical operating results and related income tax effect of the petroleum assets for the periods they were included in our historical income statements. The historical operating results did not reflect any corporate overhead allocation. Income tax expenses were adjusted at statutory income tax rates of 39 percent.

    (e) To record a reduction in affiliated interest expense associated with our use of the cash proceeds of $155 million from the petroleum asset sale to reduce advances from our parent under our cash management program. The rate used to determine these amounts is based on the market interest rate as of September 30, 2002, of 1.8 percent. If this interest rate increased or decreased by 0.125 percent, the impact on interest expense would have been higher or lower by approximately $0.2 million for both the nine months ended September 30, 2002 and for the year ended December 31, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      EL PASO CGP COMPANY



                                      By:        /s/ JEFFREY I. BEASON
                                         --------------------------------------
                                                    Jeffrey I. Beason

                                          Senior Vice President and Controller
                                             (Principal Accounting Officer)


Date: January 28, 2003